Exhibit 10.1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Center for Technology Licensing

1155 York Avenue New York, NY 10065 P: 646.962.7045

innovation.weill.cornell.edu

Weill Cornell Medicine Enterprise Innovation

April 28, 2026

[***]

RE: THIRD AMENDMENT

to the THIRD LICENSE AGREEMENT by and between Lexeo Therapeutics, Inc. (hereinafter “Licensee”) and Cornell University (“Cornell”) (each a “Party”) effective April 21, 2024, amended a first time effective May 24, 2024, and amended a second time effective December 22, 2025 (the “Third License Agreement”) (CTL Contract No. [***])

WHEREAS, Section 1 of the Second Amendment to this Agreement (effective December 22, 2025) refers to "Paragraph 3.1" being deleted and replaced; the Parties acknowledge that this reference was a scrivener's error, and that the Parties intended to delete and replace only Paragraph 3.1(a);

Effective the date of the last signature hereto (“Third Amendment Date”), the Parties agree to hereby modify the Third License Agreement as follows:

1)
Section 1 of the Second Amendment to this Agreement (effective December 22, 2025) contained a scrivener’s error. The reference to “Paragraph 3.1” in Section 1 of the Second Amendment is hereby corrected to read “Paragraph 3.1(a).” As corrected, Section 1 of the Second Amendment reads in its entirety as follows:

“Paragraph 3.1(a) is hereby deleted and replaced with the following:

3.1 (a) (i) a license issue fee of [***], and (ii) an initial data transfer fee of [***], each paid in cash within [***] of the Effective Date; and (iii) for the data [***] as described in Appendix B, an additional one-time data transfer fee of [***], due within [***] of the Second Amendment Date, and (iv) an annual data transfer fee of [***] paid [***] of the Effective Date until [***].

2)
For the avoidance of doubt, all other provisions of Paragraph 3.1 of the Third License Agreement, including Paragraphs 3.1(b) through 3.1(f), remain in full force and effect and were not affected by the Second Amendment.

3)
These changes do not otherwise change the terms and conditions of the Third License Agreement.
4)
This Third Amendment may be executed by electronic signatures or by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, both Cornell and Licensee have executed this Third Amendment by their respective and duly authorized officers on the day and year written.

CORNELL UNIVERSITY		LEXEO THERAPEUTICS, INC.

By:	/s/ Lisa Placanica	By:	/s/ R. Nolan Townsend
	[Signature of Authorized Officer]		[Signature of Authorized Officer]
Name:	Lisa Placanica	Name:	R. Nolan Townsend
Title:	Senior Managing Director	Title:	Chief Executive Officer

Date:	6/9/2026	Date:	6/9/2026